MAINSTAY FUNDS TRUST

MainStay Balanced Fund

(the “Fund”)

Supplement dated February 5, 2021 (“Supplement”) to the
Summary Prospectus and Prospectus, each dated February 28, 2020, as amended June 30, 2020, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

At meetings held on January 21, January 25 and February 3, 2021, the Board of Trustees (“Board”) of MainStay Funds Trust (“Trust”) considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP (“Wellington”) as subadvisor to the equity portion of the Fund, and the related subadvisory agreement; (ii) modifying the Fund’s principal investment strategies, investment process and primary benchmark; and (iii) reducing the Fund’s contractual management fee.

On or about February 8, 2021, shareholders of the Fund will receive an information statement containing further information regarding the subadvisor change.

As a result, unless otherwise indicated below, effective on or about March 5, 2021, the following changes will be made to the Summary Prospectus and Prospectus:

1.	Subadvisor Change. References to MacKay Shields LLC (“MacKay”) as Subadvisor to the equity portion of the Fund are replaced by Wellington, as appropriate.

2.	Fees and Expenses of the Fund and Example. The Fund’s fees and expenses table and example are updated to reflect the following:

The contractual management fee rate is revised as follows: 0.65% on assets up to $1 billion; 0.625% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion.

3.	Principal Investment Strategies. The “Principal Investment Strategies” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

The Fund invests approximately 60% of its assets (net assets plus any borrowings for investment purposes) in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, under normal market conditions, the Fund will invest at least 25% of its assets in fixed-income securities. Asset allocation decisions are made by New York Life Investment Management LLC, the Fund’s Manager, based on its tactical view of the market. The Fund may invest in exchange-traded funds (“ETFs”), including ETFs advised by affiliates of the Manager and ETFs advised by unaffiliated advisers, to facilitate rebalancing the Fund’s allocation between equity and fixed-income exposures.

The Fund may invest up to 20% of its net assets in foreign securities, but only in countries that NYL Investors LLC (“NYL Investors”), the Subadvisor for the fixed-income portion of the Fund, and Wellington Management Company LLP (“Wellington”), the Subadvisor for the equity portion of the Fund, consider stable, and only in securities considered by the Subadvisors to be of high quality. The Fund may also invest in derivatives, such as futures and options, to try to enhance returns or reduce the risk of loss by hedging certain of its holdings.

Under normal market conditions, the Subadvisors seek to keep the portfolio fully invested rather than taking temporary cash positions with respect to their portions of the Fund's assets. The Subadvisors will sell a security if it becomes relatively overvalued, if better opportunities are identified, or if they determine that the initial investment expectations are not being met.

Equity Investment Process: Wellington invests in equity securities issued by companies of any size or market capitalization range. While Wellington does not limit its investments to issuers within a particular capitalization range, it generally invests in large capitalization companies (as represented by the market cap range of the Russell 1000® Index which ranged from $624 million to $2,252.6 billion as of December 31, 2020). Wellington may invest in securities of foreign issuers, including emerging market securities. Generally, an issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk," as determined by a third-party service provider such as Bloomberg. Wellington has discretion to determine the countries considered to be emerging market countries, including taking into consideration a variety of factors, such as the development of a country’s financial and capital markets, and inclusion of a country in an index representative of emerging markets.

Wellington seeks to identify companies that are financially sound but temporarily out-of-favor, and that provide above-average potential total returns at below average valuations. Wellington employs a “bottom-up” approach to investment research, and seeks to capitalize on investor behavioral biases by investing in companies with an attractive combination of valuation, quality, and capital return, and by taking a long-term view. Wellington may also give consideration to certain environmental, social, and governance (“ESG”) criteria when evaluating an investment opportunity. Wellington may sell stocks when Wellington’s target price is achieved, Wellington’s fundamental outlook with respect to the stock has changed, or in the event Wellington believes more attractive investment alternatives exist.

Fixed-Income Investment Process: NYL Investors generally invests in U.S. government securities, mortgage-backed securities, asset-backed securities and investment grade corporate bonds. NYL Investors selects fixed-income securities based on their credit quality, duration and price. The fixed-income portion of the portfolio normally has an intermediate term duration that ranges from three to five years.

The Fund's investments may include variable rate notes, floating rate notes and mortgage-related securities (including mortgage-backed) securities, which are debt securities whose values are based on underlying pools of mortgages, and asset-backed securities, which are debt securities whose values are based on underlying pools of credit receivables.

4.	Principal Risks. The “Principal Risks” section of the Summary Prospectus is revised as follows:

The “Portfolio Management Risk” is replaced with the following:

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are significantly different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

5.	Past Performance. The “Past Performance” section of the Summary Prospectus and Prospectus is revised as follows:

(a)	The first paragraph is revised to include the following:

The Fund has selected the Russell 1000® Value Index as a replacement for the Russell Mid Cap Value Index as its primary benchmark because it believes that the Russell 1000® Value Index is more reflective of its principal investment strategies. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

(b)	The first paragraph is further revised to include the following:

The Fund has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell 1000® Value Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index weighted 60%/40%, respectively.

(c)	The following is added to the end of the third paragraph:

Effective March 5, 2021, the Fund replaced the subadvisor to the equity portion of the Fund and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Fund’s prior subadvisor and principal investment strategies for the equity portion of the Fund.

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6.	Management. The third sentence of the section entitled “Management” in the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Wellington Management Company LLP serves as a Subadvisor and is responsible for the day-to-day portfolio management of the equity portion of the Fund.

In addition, the list of individuals responsible for the day-to-day management of the Fund is updated to remove Migene Kim and Mona Patni and to add Adam H. Illfelder as follows:

Subadvisor	Portfolio Manager	Portfolio Service Date
Wellington Management Company LLP	Adam H. Illfelder, Senior Managing Director	Since March 2021

7.	More About Investment Strategies and Risks. The following is inserted as the fourth bullet to the “ESG Considerations” in the “More About Investment Strategies and Risks” section of the Prospectus:

•	Wellington: Wellington may give consideration to ESG criteria including, but not limited to, climate mitigation and resilience, corporate culture, as well as executive compensation and senior-level succession planning.

8.	Who Manages Your Money? In the section of the Prospectus entitled “Who Manages Your Money?”, the following description of Wellington is added and the existing description of MacKay is amended to remove reference to the Fund:

Wellington Management Company LLP has its principal offices at 280 Congress Street, Boston, MA 02210. As of December 31, 2020, Wellington had over $1 trillion of assets under management.

9.	Portfolio Manager Biographies. The section of the Prospectus entitled “Portfolio Manager Biographies” is amended to include the following biography for Adam H. Illfelder, and to delete reference to the Fund in the biographies for Migene Kim and Mona Patni. Any and all references to Ms. Kim and Ms. Patni as portfolio managers of the Fund are deleted in their entirety.

Adam H Illfelder, CFA	Mr. Illfelder is Senior Managing Director and Portfolio Manager and joined Wellington in 2005. He has 23 years of investment management experience. Mr. Illfelder earned his MBA from Northwestern University (Kellogg, 2001) and his BS in economics from the University of Pennsylvania (1997). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Portfolio Transition and Related Expenses. In order to implement the new principal investment strategies and investment process described above, the Fund is expected to experience a high level of portfolio turnover. This portfolio transition period may take a significant amount of time and result in the Fund holding large amounts of uninvested cash. As a result, there may be times when the Fund is not pursuing its investment objective or is not being managed consistent with its investment strategies as stated in the Prospectus. This may impact the Fund’s performance. The Fund will bear the direct transaction costs associated with the Fund’s transition. New York Life Investment Management LLC and Wellington will take steps to minimize direct and indirect transaction expenses associated with the Fund transition.

Tax Impact. As mentioned in Portfolio Transition and Related Expense above, the Fund may experience a significant turnover of portfolio holdings and realize significant realized gains which, in accordance with Internal Revenue Service requirements, would be distributed to shareholders as capital gain distributions. These distributions would be paid in December 2021. As of October 31, 2020, the fiscal year end of the Fund, the Fund had net unrealized gains of $ 35,317,488. The ultimate gain or loss on sale of the underlying securities is determined based upon the sales price which fluctuates daily based upon the stock market. Shareholders should contact their tax advisor to assess the impact of this transition to their overall tax status.

10.	MAINSTAY BALANCED FUND – EQUITY SLEEVE: PRIOR PERFORMANCE OF SIMILAR ACCOUNTS

The performance data for the Wellington Value Composite is provided to illustrate the past performance of Wellington, the MainStay Balanced Fund – Equity sleeve’s Subadvisor, in managing all accounts that have an investment objective, strategies and policies substantially similar to the Fund (the “Composite”). You should not consider the performance data as a prediction or an indication of future performance of the Fund or the performance that one might achieve by investing in the Fund. The performance of the Fund may be better or worse than the performance of the Composite due to, among other things, differences in portfolio holdings, sales charges, fees and expenses, asset sizes and cash flows between the Fund and the accounts comprising the Composite. If the performance had been adjusted to reflect the Fund’s fees and expenses, returns would have been lower than those shown.

Wellington has managed discretionary accounts with investment objectives, strategies and policies substantially similar to the investment objective, strategies and policies of the Fund since December 1984. Adam Illfelder is the current portfolio manager of the accounts. Since inception of the accounts, Karen Grimes acted as portfolio manager from March 2008 until December 2018, Jack Ryan acted as portfolio manager from June 1992 until March 2008, and John Nyheim acted as portfolio manager from December 1984 until June 1992. The Composite includes accounts that are not registered investment companies and as such are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act, and the Internal Revenue Code, to which the Fund, as a registered investment company, is subject. If the accounts were subject to all the requirements and limitations applicable to the Fund, the Composite’s performance might have been adversely affected.

The performance of the Composite is compared against the Russell 1000 Value Index, the Composite’s and the Fund’s primary benchmark. Wellington believes that the Russell 1000 Value Index aligns with the Fund’s style and capitalization biases. The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is unmanaged and it is not possible to invest directly in an index.

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The net and gross of fees performance reflect the deduction of all trading expenses and the reinvestment of dividends and other earnings. Net performance is presented after deduction of all fees and expenses, including management fees. Gross of fee performance does not reflect deductions of advisory fees or other expenses that may be incurred in the management of the account.

AS EXPLAINED ABOVE, THE HISTORICAL PERFORMANCE OF THE COMPOSITE IS NOT THAT OF THE FUND, IS NOT A SUBSTITUTE FOR THE FUND’S PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE RESULTS.

The Fund’s actual performance may differ significantly from the past performance of the Composite.

Calendar Year Returns	Performance Net of Fees	Performance Gross of Fees	Russell 1000 Value Index (Gross)
2020	1.84%	2.46%	2.80%
2019	27.80%	28.55%	26.54%
2018	-10.11%	-9.56%	-8.27%
2017	15.45%	16.14%	13.66%
2016	13.67%	14.35%	17.34%
2015	-2.99%	-2.40%	-3.83%
2014	11.52%	12.18%	13.45%
2013	31.65%	32.43%	32.53%
2012	16.72%	17.42%	17.51%
2011	-1.85%	-1.26%	0.39%

Annualized Returns as of 12/31/2020
1 Year	1.84%	2.46%	2.80%
5 Years	8.95%	9.61%	9.74%
10 Years	9.62%	10.27%	10.50%
Since Inception (12/31/1984)	11.12%	11.79%	10.92%

Note: The Composite is composed of five or fewer discretionary accounts. The accounts included in the Composite were valued by third party pricing services throughout the period. The Composite includes accounts that are not registered with the SEC. Performance for the Composite has been calculated in a manner that differs from the performance calculations the SEC requires for registered funds. Composite returns are calculated in compliance with the Global Investment Performance Standards (“GIPS®”) on a trade date basis, and include accrued income and capital gains. The above performance data are provided solely to illustrate the Subadvisor’s experience in managing an investment strategy substantially similar to that of the Fund. Other methods of computing returns may produce different results, and the results for different periods will vary.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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